UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 10, 2003

                        COMMISSION FILE NUMBER: 000-26755


                              SkyBridge Wireless, Inc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                         88-0391722
- ----------------------------------------            --------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)


6565 Spencer Street, #205 Las Vegas, Nv                      89119
- ----------------------------------------            --------------------
(Address of principal executive offices)                  (Zip Code)


        ----------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)

ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 22, 2003, Andersen, Andersen & Strong resigned as Certifying Accountant for the company. The principal accountant's report on the financial statement for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's two most recent fiscal years and any subsequent interim period preceding such resignation there were no disagreements with the former accountant on any matter of accounting principles or practices.


Effective on April 22, 2003, the firm of L.L. Bradford & Company, LLC (LLB&C) was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain LLB&C was approved by the Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging LLB&C, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter. LLB&C was never consulted during the two most recent fiscal years and the subsequent interim period prior to engagement as auditor for BFI regarding the application of the accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue. LLB&C was given the opportunity to review this disclosure before it was filed and LLB&C, the new accountant, had no disagreement or comment regarding this filing.

ITEM 7 (c) Exhibits

16.1 Letter regarding Change in Certifying Accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SkyBridge Wireless, Inc.


Date: April 22, 2003                    By: /s/ Jason Neiberger
                                            ------------------------------------
                                            Jason Neiberger
                                            President

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SkyBridge Wireless, Inc.
                              ----------------------
                              (Name of Registrant)



Date:  April 14, 2003         By: /s/ Jason Neiberger
                              ------------------------
                              JASON NEIBERGER
                              PRESIDENT